                                                                     EXHIBIT 99

                           COMMONWEALTH BANCORP, INC.

                            SOUTHEAST PENNSYLVANIA'S
                             LEADING COMMUNITY BANK

                             [COMMONWEALTH BANK MAP]

CONSUMER BANKING

-   CONVENIENCE
    -   59 BRANCHES (20 IN SUPERMARKETS)
    -   SUPERMARKETS OPEN 363 DAYS PER YEAR
    -   24 HOUR CUSTOMER SERVICE

-   TECHNOLOGY
    -   NEW TELLER AND PLATFORM SYSTEMS
    -   IMAGE BASED DEPOSIT SYSTEM
    -   AUTOMATED CONSUMER LOAN SYSTEM
    -   FULLY FUNCTIONAL INTERNET BANK

-   SALES CULTURE
    -   BRANCH INCENTIVE PAY DRIVEN BY CHECKING ACCOUNTS AND CONSUMER LOANS
    -   DAILY MONITORING AND MANAGEMENT VERSUS TARGETS

                                AVERAGE DEPOSITS

$ MILLIONS

                          [AVERAGE DEPOSITS BAR CHART]

                1997              9 MOS 2001
Core            $796             $987
CD's            $722             $474

CORE/TOTAL       52%              68%

                            AVERAGE COST OF DEPOSITS

                      [AVERAGE COST OF DEPOSITS BAR CHART]

                1997    1998    1999    2000    9 MOS 2001
Traditional     3.86%   3.76%   3.38%   3.33%   3.10%

                             DEPOSIT AND OTHER FEES

$ MILLIONS

                       [DEPOSIT AND OTHER FEES BAR CHART]

                        1997    1998    1999    2000    9 MOS 01
                                                        ANNUALIZED
East                    $9.2    $11.2   $12.7   $16.4   $17.6

                                 CONSUMER LOANS

$ MILLIONS

                           [CONSUMER LOANS BAR CHART]

                        12/31/97        12/31/98        12/31/99        12/31/00        09/30/01
Second Mortgage         $195            $240            $322            $384            $391


% OF TOTAL LOANS         15%             18%              23%            27%            28%

                               COMMERCIAL BANKING

-     EXPERIENCED LENDING STAFF
        -  MOST OF THE 15 LENDERS WERE TRAINED AT LARGER BANKS
        -  AVERAGE EXPERIENCE 18 YEARS

-     STRONG CREDIT CULTURE
        -  SECURED/RECOURSE LENDER
        -  PHILOSOPHY OF CONSERVATIVE PORTFOLIO GROWTH
        -  ESTABLISHED CHIEF CREDIT OFFICER POSITION IN 2001

-     FULL ARRAY OF TREASURY PRODUCTS
        -  INTERNET TREASURY WORK STATION
        -  IMAGE BASED

                                COMMERCIAL LOANS

$ MILLIONS

                          [COMMERCIAL LOANS BAR CHART]

                12/31/97   12/31/98     12/31/99   12/31/00     09/30/01
East            $116       $139         $190       $244         $313

% OF TOTAL LOANS  9%         10%          14%        17%          23%

                              COMMERCIAL DEPOSITS

$ MILLIONS

                        [COMMERCIAL DEPOSITS BAR CHART]

                12/31/97        12/31/98        12/31/99        12/31/00        09/30/01
East            $81             $119            $144            $179            $198

% OF TOTAL DEP.   5%              7%              10%            12%              14%

FINANCIAL SERVICES

-   INVESTMENT PRODUCTS
     -   MUTUAL FUNDS/ANNUITIES THROUGH THIRD PARTY
     -   ANNUAL REVENUE APPROXIMATELY $1.0 MILLION

-   INVESTMENT ADVISORY SERVICES
     -   PURCHASED TYLER WEALTH COUNSELORS IN 2000
     -   ANNUAL REVENUE APPROXIMATELY $1.1 MILLION

-   INSURANCE
     - RESEARCHING WAYS TO EXPAND PRODUCT CAPABILITY WITHOUT SIGNIFICANT INVESTMENT
     -   JOINT VENTURE WITH LARGE INSURANCE AGENCY

-   TRUST
     -   EXPECT TO APPLY FOR LICENSE IN NEAR FUTURE

                           COMMONWEALTH BANCORP, INC.

                                NINE MONTHS 2001
                                FINANCIAL REVIEW

                                    EARNINGS

--------------------------------------------------------------------------------------------------------------
   $ MILLIONS EXCEPT PER SHARE         3 QTR 2000         3 QTR 2001          9 MOS 2000         9 MOS 2001
--------------------------------------------------------------------------------------------------------------
   NET INCOME                               $4.0              $4.1                $11.2              $9.6
--------------------------------------------------------------------------------------------------------------
   EPS                                     $0.37             $0.39                $1.02             $0.89
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   CORE CASH NET INCOME                     $4.9              $5.0                $13.9             $14.9
--------------------------------------------------------------------------------------------------------------
   CORE CASH EPS                           $0.45             $0.47                $1.26             $1.37
--------------------------------------------------------------------------------------------------------------

                              NET INTEREST MARGIN

                        [NET INTEREST MARGIN BAR CHART]

                1997    1998    1999    2000    9 MOS 2001
East            3.36%   3.27%   3.67%   4.28%   4.49%

Note: Fully taxable equivalents basis.

                               NONINTEREST INCOME

---------------------------------------------------------------------------------------------------------------
   $ MILLIONS                           3 QTR 2000         3 QTR 2001          9 MOS 2000       9 MOS 2001
---------------------------------------------------------------------------------------------------------------
   DEPOSIT AND OTHER FEES                     $4.2              $4.6                $12.1             $13.2
---------------------------------------------------------------------------------------------------------------
   MORTGAGE BANKING                            1.8               0.0                  4.3               2.0
---------------------------------------------------------------------------------------------------------------
   TOTAL                                      $6.0              $4.6                $16.4             $15.2
---------------------------------------------------------------------------------------------------------------

                               OPERATING EXPENSES

----------------------------------------------------------------------------------------------------------------------
   $ MILLIONS                                   3 QTR 2000       3 QTR 2001           9 MOS 2000        9 MOS 2001
----------------------------------------------------------------------------------------------------------------------
   CORE EXPENSES                                   $16.5            $14.3                 $48.7            $44.6
----------------------------------------------------------------------------------------------------------------------
   AMORTIZATION OF INTANGIBLES                       1.2              1.2                   3.7              3.6
----------------------------------------------------------------------------------------------------------------------
   NONRECURRING                                      0.0              0.0                   0.0              3.0
----------------------------------------------------------------------------------------------------------------------
   TOTAL                                           $17.7            $15.5                 $52.4            $51.2
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   CORE EXPENSES/CORE REVENUE                      66.8%            60.4%                 67.9%            62.6%
----------------------------------------------------------------------------------------------------------------------

                                 CREDIT QUALITY

                           [CREDIT QUALITY BAR CHART]

                                 1997    1998    1999    2000    9 MOS 2001
NON PERFORMING ASSETS/ASSETS     0.42%   0.49%   0.54%   0.57%   0.63%
NET CREDIT LOSSES/AVERAGE LOANS  0.22%   0.21%   0.23%   0.33%   0.35%

                                 RESERVE RATIO

                           [RESERVE RATIO BAR CHART]

                12/31/97        12/31/98        12/31/99        12/31/00        09/30/01
East            0.71%           0.71%           0.76%           0.78%           0.99%

                               CAPITAL MANAGEMENT

-----------------------------------------------------------------------------------------------------------------------
                                          1997             1998              1999             2000          9 MOS 2001
-----------------------------------------------------------------------------------------------------------------------
   SHARES REPURCHASED (000'S)                1,752           1,581            2,906              686            713
-----------------------------------------------------------------------------------------------------------------------
   PERCENT OF BEGINNING SHARES                9.8%            9.7%            19.7%             5.7%           6.3%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
   RISK BASED CAPITAL RATIO                  13.4%           11.6%            11.3%            11.3%          11.2%
-----------------------------------------------------------------------------------------------------------------------

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                                    SUMMARY


- COMMONWEALTH'S TRANSITION FROM THRIFT TO BANK CONTINUES ON TRACK. THE FOCUS IS ON CORE BUSINESSES OF:
    -   CONSUMER BANKING
    -   COMMERCIAL BANKING
    -   FINANCIAL SERVICES

-   THIS STRATEGY HAS GENERATED STRONG GROWTH IN:
    -   CORE DEPOSITS
    -   CONSUMER LOANS
    -   COMMERCIAL LOANS
    -   FEE INCOME

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                                    SUMMARY

-  FINANCIAL PERFORMANCE HAS BEEN DRIVEN BY:
    - EXPANDING NET INTEREST MARGIN
    - INCREASING FEE INCOME
    - IMPROVING PRODUCTIVITY
    - STABLE CREDIT QUALITY
    - AGGRESSIVE CAPITAL MANAGEMENT

                           COMMONWEALTH BANCORP, INC.


                            SOUTHEAST PENNSYLVANIA'S
                             LEADING COMMUNITY BANK




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